Exhibit 10.3

SECURITIES ISSUANCE AGREEMENT
This Securities Issuance Agreement (the “Agreement”) is made as of March 6, 2006, by and between The Tube Media Corp., a Delaware corporation (the “Corporation”), and Tribune Broadcasting Company (“TBC”).

Any capitalized terms used hereunder which are not separately defined in this Agreement shall have the meaning ascribed to such terms in the Charter Affiliation Agreement of even date herewith between The Tube Music Network, Inc. and TBC or the Letter Agreement of even date herewith by and among the Corporation, The Tube Music Network, Inc. and TBC.

The Corporation and TBC hereby agree as follows:

SECTION 1.

Authorization and Issuance of the Stock
1.1     Authorization of the Stock. The Corporation has authorized the issuance to TBC of (i) shares of the Corporation’s common stock, par value $.0001 per share (the “Stock”), in the amounts set forth in subparagraphs (a) and (b) below and (ii) warrants to purchase shares of Stock as set forth in subparagraphs (c) and (d) below, pursuant to the terms of the Charter Affiliation Agreement between The Tube Music Network, Inc. and TBC of even date herewith (the “Charter Affiliation Agreement”) and the letter agreement dated of even date herewith between the Corporation, The Tube Music Network, Inc. and TBC, which is a part of the Charter Affiliation Agreement (the “Letter Agreement”):

(a)     Pursuant to paragraph 2(a) of the Letter Agreement, within ten (10) days after execution of this Agreement, the Corporation shall issue and deliver to TBC [XXXXX]*  shares of Stock.

(b)     From time to time upon TBC’s satisfaction of the terms and conditions set forth in paragraphs 2(b) and 2(c) of the Letter Agreement, the Corporation shall issue and deliver to TBC up to [XXXXX]* shares of Stock.

(c)     Pursuant to paragraph 1(a) of the Letter Agreement, within ten (10) days after the execution of this Agreement, the Corporation shall issue and deliver to TBC a common stock purchase warrant to acquire [XXXXX]* shares of Stock, at a purchase price of two dollars and twenty-five cents ($2.25) per share. The warrant will be in the form attached as an exhibit to the Letter Agreement.

(d)     Upon TBC’s satisfaction of the terms and conditions set forth in paragraph 1(b) of the Letter Agreement, the Corporation shall issue and deliver to TBC a common stock purchase warrant to acquire [XXXXX]* shares of Stock, at a purchase price of two dollars and fifty cents ($2.50) per share. The warrant will be in the form attached as an exhibit to the Letter Agreement. Each of the warrants issued pursuant to Sections 1.1(c) and 1.1(d) shall be referred to herein as the “Warrants” and the related warrant agreements shall be referred to herein as the “Warrant Agreements.”

______________________________
* Filed under an application for confidential treatment.

1.2     Issuance of the Stock and the Warrants. At each Closing (as defined herein), subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Corporation agrees to issue to TBC at such Closing, that number of shares of Stock and/or Warrants, in each case, as set forth in Section 1.1 above.

1.3     Registration Rights Agreement. On the date hereof, the Corporation and TBC shall each execute and deliver the Registration Rights Agreement in the form attached hereto as Exhibit A.

SECTION 2.
Closing and Delivery

2.1     Closing Date and Place of Closing. The issuances of the Stock and/or Warrants set forth in Section 1.1 shall take place at the offices of the Corporation, at the time of the closing of the Charter Affiliation Agreement or upon the occurrence of the events set forth in subparagraphs (a), (b), (c), and (d) of Section 1.1, or at such other time and place as the Corporation and TBC mutually agree upon orally or in writing (each such time and place are designated as the “Closing”).

2.2     Delivery. Promptly after each of the Closings, the Corporation will deliver to TBC, as applicable, a stock certificate(s) representing the Stock to be issued arising from such Closing and/or a Warrant Agreement representing the Warrants to be issued arising from such Closing.

2.3     Covenant of Best Efforts and Good Faith. The Corporation and TBC agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

SECTION 3.
Representations and Warranties of the Corporation

The Corporation hereby represents and warrants to TBC, on the date hereof and at the time of each issuance of Stock or Warrants hereunder, that:

3.1     Incorporation. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification. Each of the Corporation’s Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification. The Corporation and each of its Subsidiaries has all requisite corporate power and authority to carry on their respective businesses as now conducted. For the purposes of this Agreement, “Subsidiaries” shall mean The Tube Music Network, Inc., AGU Music, Inc., AGU Studios Inc., and 3200 Oakland Park Inc.

3.2     Authorization. All corporate action on the part of the Corporation and the Subsidiaries and their respective officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Letter Agreement, the Registration Rights Agreement and the Warrant Agreements (collectively, the “Transaction Documents” ) and the consummation of the transactions contemplated herein and therein has been taken, including the issuance and delivery of the shares of Stock and the Warrants. When executed and delivered by the Corporation, this Agreement and the Transaction Agreements shall constitute the legal, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their respective terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Corporation has all requisite corporate power to enter into this Agreement and the Transaction Agreements and to carry out and perform its obligations under the terms of this Agreement and the Transaction Agreements.

3.3     Valid Issuance of the Stock and Warrants. The Stock being issued to TBC hereunder, and the Warrants and the shares of Stock that may be purchased upon exercise of the Warrants (the “Warrant Shares”) will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid, nonassessable and free of any liens, charges, restrictions, claims, preemptive rights or other encumbrances and will, assuming the accuracy of the representations and warranties made by TBC to the Corporation, be issued in compliance with applicable state and federal securities laws.

3.4     Consents. All consents, approval, orders, authorizations, registrations, qualifications, and filings required on the part of the Corporation or its Subsidiaries to be obtained or made prior to the Closing in connection with the execution, delivery or performance of this Agreement and the Transaction Agreements, and the consummation of the transactions contemplated herein and therein, including the issuance of the Stock and the Warrants, have been obtained or made or will be obtained or made, prior to the Closing.

3.5     No Conflict. The execution and delivery of this Agreement or any of the Transaction Agreements by the Corporation or any of its Subsidiaries and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Stock and the Warrants, will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit or give rise to an event which results in the creation of any lien, charge, restriction, claim or other encumbrance upon any of the Corporation’s properties or assets under (i) any provision of the Certificate of Incorporation or Bylaws of the Corporation or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Corporation, its Subsidiaries or any of their respective properties or assets.

3.6     Brokers or Finders. Neither the Corporation nor any of its Subsidiaries has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or any of the Transaction Agreements, and neither the Corporation nor any of its Subsidiaries has incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents commissions or any similar charges in connection with this Agreement, the Transaction Agreements or any transaction contemplated hereby or thereby.

SECTION 4.
Representations and Warranties of TBC

TBC hereby represents, warrants and covenants to the Corporation, on the date hereof and at the time of each issuance of Stock or Warrants hereunder, that:

4.1     Authorization. TBC has full right, power and authority to enter into this Agreement and each of the Transaction Agreements, and such agreements constitute its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.2     Entirely for Own Account. This Agreement and each of the Transaction Agreements is made with TBC in reliance upon TBC’s representation to the Corporation, which by TBC’s execution of this Agreement TBC hereby confirms, that the Stock to be received by TBC is for investment for TBC’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that TBC has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, TBC further represents that TBC does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock.

4.3     Disclosure of Information. TBC believes it has received all the information it considers necessary or appropriate for deciding whether to take possession the Stock. TBC further represents that it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of the Stock and the business, properties, prospects and financial condition of the Corporation.

4.4     Investment Experience. TBC acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. TBC also represents it has not been organized for the purpose of taking the possession of the Stock.

4.5     Accredited Investor. TBC is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D as presently in effect.

4.6     Restricted Securities. TBC understands that the Stock it is receiving constitutes “restricted securities” under the federal securities laws inasmuch as they are being issued by the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such shares of Stock may be resold without registration under the Securities Act only in certain limited circumstances. In the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In this connection, TBC represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act, including without limitation the Rule 144 condition that current information about the Corporation be available to the public.

4.7   Transfer Restrictions.

(a)  The Stock, Warrants, and Stock acquired on the exercise of the Warrants may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Stock, Warrants, and Stock acquired on the exercise of the Warrants other than pursuant to an effective registration statement, the Corporation may require the transferor thereof to provide to the Corporation an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of TBC under this Agreement and the Registration Rights Agreement, provided, that the foregoing shall not apply to a transfer of securities pursuant to an effective registration statement.

(b)  TBC agrees to the imprinting, so long as is required by applicable federal and state securities laws, of a legend on any of the Stock, Warrants or Stock acquired upon the exercise of the Warrants in the following form:
With respect to certificates representing Stock (including Warrant Shares):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

With respect to the Warrants:

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT DEEMS REASONABLY NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN A SECURITIES ISSUANCE AGREEMENT, THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY.

(c)  Certificates evidencing the Stock, including Warrant Shares, shall not contain any legend (including the legend set forth in Section 4.7 hereof): (i) following any sale of such Stock pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, or (ii) if such Stock is eligible for sale under Rule 144(k), provided that, in each case, TBC provides a copy of such certificates or confirmations as the Corporation reasonably requests.

4.8     TBC Counsel. TBC acknowledges that it and, if applicable, its advisors has had the opportunity to review this Agreement, the exhibits and schedules attached hereto and the transactions contemplated by this Agreement with such TBC’s own legal counsel. TBC is relying solely on such TBC’s legal counsel and not on the Corporation’s legal counsel, for legal advice with respect to this investment or the transactions contemplated by this Agreement.

SECTION 5.
Miscellaneous

5.1     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

5.2     Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

5.3     Entire Agreement; Amendment. This Agreement and the Transaction Agreements and the other documents delivered pursuant hereto or thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and TBC.

5.4     Notices, etc. All notices and other communications required or permitted hereunder shall be mailed by internationally recognized courier service and facsimile addressed (a) if to TBC, as indicated below TBC’s signature with a copy to the designated entity or at such other address as TBC shall have furnished to the Corporation in writing or if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to TBC in writing. All such notices or communications shall be deemed given when delivered personally by courier, by internationally recognized courier or by facsimile.

5.5     Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default or another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5.6     Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.7     Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.8     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.9 Fees and Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

THE TUBE MEDIA CORP.

By:	/s/ David C. Levy
Name: David C. Levy
Title: President
Address: 1451 West Cypress Creek Road, Suite 300 Fort Lauderdale, FL 33309

TRIBUNE BROADCASTING COMPANY

By:	/s/ John E. Reardon
Name: John E. Reardon
Title: President
Address: 435 North Michigan Avenue, Suite 1800 Chicago, IL 60611

Exhibit A

Registration Rights Agreement

[The Registration Rights Agreement was filed as an Exhibit to the Form 8-K]